As filed with the Securities and Exchange Commission on July 9, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 30, 1997


                                ELXSI Corporation
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             (Exact name of Registrant as specified in its charter)



          Delaware                      0-11877                 77-0151523
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(State of Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)         Identification No.)



4209 Vineland Road, Suite J-1, Orlando, Florida                    32811
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   (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:  (407) 849-1090
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Item 5.  Other Events.

     Management Agreement Extension. ELXSI, a wholly owned subsidiary of ELXSI Corporation (the "Company") and Cadmus Corporation, a Massachusetts corporation ("Cadmus"), are party to a Management Agreement, at least a description of which is set forth in the Company's Proxy Statement, dated April 14, 1997, in respect of its 1997 Annual Meeting of Stockholders. ELXSI and Cadmus have entered into a Second Extension to Management Agreement, dated as of June 30, 1997 (the "Second Extension"), pursuant to which, among other things: (1) the term of such Management Agreement has been extended through at least June 30, 2005, (2) the fees payable to Cadmus thereunder have been increased to $600,000 per annum plus an annual cumulative "escalator" of 5%, and (3) upon termination of Cadmus's services under such Management Agreement ELXSI will be required to make certain compensatory payments to Cadmus. A conformed copy of the Second Extension is filed herewith as Exhibit 10.33.

     Milley Employment Agreement. ELXSI and Alexander M. Milley, the Chairman of the Board, President and Chief Executive Officer of the Company and ELXSI, have entered into an Employment Agreement, dated as of June 30, 1997 (the "Milley Employment Agreement"). Under the Milley Employment Agreement, among other things: (1) ELXSI and Mr. Milley agreed to his employment as the Chairman of the Board, President and Chief Executive Officer of the Company and ELXSI, and as President and Chief Executive Officer of its Cues Division, for an initial period expiring on June 30, 2005, (2) Mr. Milley's "base salary" compensation has been set at $150,000 per annum plus an annual cumulative "escalator" of 5%,
(3) upon termination of such employment ELXSI will be required to make certain compensatory payments to Mr. Milley, and (4) Mr. Milley agreed to certain non-competition restrictions. A conformed copy of the Milley Employment Agreement is filed herewith as Exhibit 10.34.


Item 7(c)  Exhibits.

Exhibit Number        Description of Exhibit
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10.33                 Form of Extension No. 2 to Management Agreement,  dated as of June 30, 1997, between ELXSI and Cadmus.

10.34 Form of Employment Agreement, dated as of June 30, 1997, between ELXSI and Alexander M. Milley.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELXSI CORPORATION


Dated:  July 9, 1997                        By:/s/ Alexander M. Milley
                                               ---------------------------------
                                               Alexander M. Milley
                                               President


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